UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2017 (May 16, 2017)
Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

973-496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2017, Avis Budget Group, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders in Wilmington, Delaware. The following matters were submitted to a vote of stockholders and the voting results were as follows:

(1)
Election of Directors: The twelve nominees named in the Company’s 2017 proxy statement were elected to serve a one-year term expiring in 2018 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Nelson	62,802,323	3,122,675	47,073	6,573,728
Brian J. Choi	64,494,523	1,345,271	132,277	6,573,728
Mary C. Choksi	64,888,121	979,054	104,896	6,573,728
Leonard S. Coleman	64,113,782	1,730,610	127,679	6,573,728
Larry D. De Shon	64,734,578	1,159,657	77,836	6,573,728
Jeffrey H. Fox	64,918,248	948,925	104,898	6,573,728
John D. Hardy, Jr.	64,764,687	1,073,895	133,489	6,573,728
Lynn Krominga	64,888,133	981,729	102,209	6,573,728
Eduardo G. Mestre	64,916,834	942,157	113,080	6,573,728
F. Robert Salerno	64,960,013	945,826	66,232	6,573,728
Stender E. Sweeney	64,736,786	1,131,311	103,974	6,573,728
Sanoke Viswanathan	64,809,249	1,035,601	127,221	6,573,728

(2)
Ratification of Appointment of Independent Registered Accounting Firm: The appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for fiscal year 2017 was ratified as follows:

Votes For	Votes Against	Abstain
71,744,845	661,404	139,550

(3)
Advisory Approval of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2017 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
65,392,323	526,928	52,820	6,573,728

(4)
Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation: A majority of the Company’s shareholders recommended, on a non-binding advisory basis, to hold an advisory vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three -Year Frequency Vote	Abstain	Broker Non-Votes
53,705,945	143,102	12,009,520	113,504	6,573,728

Based on these results, and consistent with the Company’s recommendation, the Board of Directors has determined to continue to hold an advisory vote on executive compensation on an annual basis (i.e., every year).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: May 19, 2017